ValgroSM Fund
Semiannual Report
April 30, 2000

This report is not a prospectus. It is intended for current shareholders of the fund, and it is not to be distributed to prospective shareholders without a prospectus. To get a free copy of the prospectus please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Valgro is a service mark of Valgro Investments, Inc.

Contents

  Performance
  Investments
  Financial Statements
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Financial Highlights
    Notes to Financial Statements

Performance

$10,000 Over Life of Fund

Average Annual Total Returns
Life of Fund
Valgro Fund	-48.86%
S&P 500	13.67%

These figures reflect the fund's performance from inception (2/9/00) to the close of the first half of its fiscal year (4/30/00). The graph shows that $10,000 invested in the fund at inception would have shrunk to $8617 on 4/30/00, while the same $10,000 in the S&P would have grown to $10,288.

The table shows the percentage change that would result if the fund and S&P continued to perform at the same rate for a whole year. In other words, it projects that by 2/9/01 the fund would have gone down 48.86% and the S&P 500 up 13.67%. Of course, past performance does not predict future performance, and the graph shows how the day-to-day changes are anything but steady. In fact, as you can see, the fund outperformed the S&P 500 from 2/9/00 to 3/10/00 and then underperformed the S&P 500 from 3/10/00 to 4/30/00 by a much larger margin.

So why did the fund outperform the S&P 500 at the beginning and then underperform overall? One reason may be the particular stocks which the fund invested in. But the fund concentrates in the biotech and computer-related industries, and there were significant downturns in these industries' stocks in March and April. So this undoubtedly contributed to the fund's underperformance during those months compared with the S&P 500.

Note that S&P 500® is a registered service mark of The McGraw-Hill Companies, Inc. It refers to the Standard & Poor's 500SM Index (symbol SPX), an index of common stocks weighted by market capitalization.

Investments

Valgro Funds, Inc.
INVESTMENT IN SECURITIES
April 30, 2000 (Unaudited)
(all percentages relative to total value of investment in securities)
	Shares	Value
COMPUTER-RELATED INDUSTRIES: 32.4%
Computer Manufacturing: 7.2%
Hewlett-Packard Co.	230	$31,050.00
International Business Machines Corp.	261	$29,134.13
Palm, Inc.	528	$14,388.00
Sun Microsystems, Inc.	318	$29,236.13
Computer Software: 6.0%
Adobe Systems Inc.	289	$34,950.94
HNC Software Inc.	343	$16,978.50
Microsoft Corporation	296	$20,646.00
Red Hat, Inc.	580	$14,536.25
Internet: 11.9%
Amazon.com Inc.	452	$24,944.75
CMG Information Services, Inc.	271	$19,308.75
DoubleClick Inc.	310	$23,521.25
drugstore.com, inc.	1985	$15,507.81
Excite@Home Corporation	833	$15,514.63
Priceline.com Inc.	456	$28,842.00
RealNetworks, Inc.	436	$20,764.50
Yahoo! Inc.	179	$23,314.75
Computer Sales: 3.4%
CDW Computer Centers, Inc.	469	$48,776.00
Computer Chips: 2.2%
Intel Corporation	249	$31,576.31
Computer Networking: 1.8%
Broadcom Corporation	149	$25,683.88
TOTAL COMPUTER-RELATED INDUSTRIES:		$468,674.58
BIOTECH INDUSTRIES: 27.9%
Pharmaceuticals: 23.5%
Amgen Inc.	466	$26,096.00
Biogen, Inc.	356	$20,937.25
Cell Pathways, Inc.	831	$21,554.06
Chiron Corp.	664	$30,046.00
EntreMed, Inc.	469	$24,593.19
Genentech Inc.	198	$23,166.00
Geron Corporation	1003	$26,140.69
Human Genome Sciences, Inc.	286	$21,896.88
Immune Response Corp.	2536	$21,239.00
Merck & Co., Inc.	477	$33,151.50
ONYX Pharmaceuticals, Inc.	2025	$19,870.31
Pharmacia Corp.	686	$34,257.13
Pfizer Inc.	863	$36,353.88
Gene Therapy: 2.4%
Ariad Pharmaceuticals, Inc.	1504	$15,792.00
Avigen, Inc.	586	$19,191.50
Plant Seed Technology: 2.0%
Landec Corporation	4815	$29,491.88
TOTAL BIOTECH INDUSTRIES:		$403,777.27
OTHER INDUSTRIES: 39.7%
Chemicals: 4.1%
Dow Chemical Co.	283	$31,979.00
DuPont & Co.	578	$27,418.88
Cosmetics: 1.8%
Procter & Gamble Co.	444	$26,473.50
Food & Drink: 3.7%
Coca Cola Co.	624	$29,367.00
Starbucks Corporation	815	$24,641.02
Automotive: 2.3%
Toyota Motor Corp.	327	$32,679.56
Transportation: 2.4%
United Parcel Service Inc.	527	$35,045.50
Media/Publishing: 2.2%
Tribune Company	818	$31,799.75
Communications: 6.4%
Lucent Technologies	517	$32,150.94
Sprint Corp.	498	$30,627.00
Sprint Corp. PCS Group	537	$29,535.00
Electronics: 6.1%
C-Cube Microsystems Inc.	388	$24,929.00
Honeywell Inc.	649	$36,344.00
Sony Corp.	118	$26,623.75
Petroleum/Energy: 4.2%
Chevron Corp.	367	$31,240.88
Exxon Mobil Corp.	387	$30,065.06
Office Supplies: 1.9%
Office Depot	2534	$26,765.38
Finance/Insurance: 4.6%
Bank One Corporation	979	$29,859.50
Berkshire Hathaway Inc. class B	19	$36,406.38
TOTAL OTHER INDUSTRIES:		$573,951.10
TOTAL INVESTMENT IN SECURITIES: 100.0%
(all in common stocks) (cost $1,676,255.48)		$1,446,402.95
		____________

The accompanying notes are an integral part of these financial statements.

Financial Statements

Valgro Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
Assets:
Investment in securities, at value (cost $1,676,255.48)	$1,446,402.95
Cash	$77,084.69
Dividends receivable	$248.43
Prepaid registration fees	$1,632.72
Prepaid insurance	$942.02
Total assets	$1,526,310.81
Liabilities:
Registration fees payable	$464.11
Franchise taxes payable	$2,634.58
Foreign withholding taxes payable	$13.00
Accrued audit fees payable	$1,664.88
Accrued management fee payable	$2,527.26
Other payables to interested persons	$499.01
Total liabilities	$7,802.84
Net Assets	$1,518,507.97
____________
Net Assets consists of:
Paid-in capital	$1,766,385.12
Undistributed net investment income (loss)	$(18,022.98)
Undistributed net realized gain (loss) on:
investments	$0.00
foreign currency transactions	$0.00
Net unrealized appreciation (depreciation) on:
investments	$(229,852.53)
assets & liabilities in foreign currencies	$(1.64)
Net Assets (for 194,942.320 shares outstanding)	$1,518,507.97
____________

Net Asset Value per share	$7.79
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF OPERATIONS
2/9/00 inception to 4/30/00 (Unaudited)
Income:
Dividends	$1,292.49
Interest	$396.81
Less foreign withholding taxes	$(13.30)
Total income	$1,676.00
Expenses:
Management fee	$2,527.26
Franchise taxes	$2,604.58
Registration fees	$701.39
Accrued audit fees	$1,664.88
Insurance	$294.56
Interest	$109.79
Miscellaneous	$305.76
Total expenses	$8,208.22
Net investment income	$(6,532.22)
Net realized gain (loss) on:
investments	$0.00
foreign currency transactions	$0.00
Change in unrealized appreciation on:
investments	$(229,852.53)
assets & liabilities in foreign currencies	$(1.64)
Net gain (loss)	$(229,854.17)
Net increase (decrease) in net assets resulting from operations	$(236,386.39)
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS
2/9/00 inception to 4/30/00 (Unaudited)
Operations:
Net investment income	$(6,532.22)
Net realized gain (loss)	$0.00
Change in unrealized appreciation	$(229,854.17)
Net increase (decrease) in net assets resulting from operations	$(236,386.39)

Distributions to shareholders:
from net investment income	$0.00
from net realized gain	$0.00
Capital share transactions	$1,646,385.12
Total increase (decrease) in net assets	$1,409,998.73
Net assets:
Beginning of period	$108,509.24
End of period (including undistributed net investment income (loss) of $(18,022.98))	$1,518,507.97
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
FINANCIAL HIGHLIGHTS
2/9/00 inception to 4/30/00 (Unaudited)
Selected per-share data:
Net asset value, beginning of period	$9.04
Income from investment operations:
Net investment income	$0.86
Net realized and unrealized gain (loss)	$(2.11)
Total from investment operations	$(1.25)
Less distributions:
from net investment income	$0.00
from net realized gain	$0.00
Total distributions	$0.00
Net asset value, end of period	$7.79
_______

Total return (not annualized):	(13.83)%

Ratios (not annualized) and supplemental data:
Net assets, end of period	$1,518,507.97
Ratio of expenses to average net assets	0.65%
Ratio of net investment income to average net assets	(0.52)%
Portfolio turnover rate	0.00%

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
2/9/00 inception to 4/30/00 (Unaudited)

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

Everywhere they're used, the terms "Valgro Fund" and "the fund" refer to Valgro Funds, Inc. The fund is an Illinois corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Use of Estimates

The preparation of these financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liablities, and related disclosures. Actual results may differ from these estimates.

Investment Adviser

The management fee is paid to Valgro Investments, Inc., the fund's Investment Adviser. It provides investment management and advisory services to the fund. For its services, the Adviser receives a fee computed daily at a rate of 1/250 of 0.9% of net assets before its fee.

Security Valuation

Investments in securities are stated at the official closing prices during regular-hours trading on the principal US exchange or US market where they are traded, or the average of the closing bid & ask prices when no trades occurred.

Federal income taxes

The fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. There were none during this period.

Other

The fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, or on the date the dividend is made known, whichever comes first. Interest income is recognized on an accrual basis when material.

NOTE 2: BORROWING ABILITY

The fund has the ability to borrow on margin for the short-term clearance of transactions, in accordance with 15 USC 80a-12(a)(1). As of April 30, 2000, the fund had the ability to borrow up to $723,201.48 at a rate varying with both brokers' call and the amount borrowed. At that time, the fund had no outstanding borrowings. Total interest paid by the fund was $109.79, which was charged at a weighted average annual rate of 7.166% on an average balance of $183,831.99 outstanding for 3 days during the period. Due to offsetting credit balances, this was less than the borrowings on the fund's books, which were an average balance of $186,983.85 outstanding for 11 days, with a maximum borrowing of $396,340.73. No compensating balances are required.

NOTE 3: CAPITAL SHARE TRANSACTIONS

On April 30, 2000, there were 1 quadrillion (1015) shares of common stock authorized, without par value. At that time, 194,942.320 of these shares were outstanding, with paid-in capital of $1,766,385.12.

Transactions in capital stock were as follows:

	Shares	Amount
Shares sold	182,942.320	$1,646,385.12
Shares issued in reinvestment of dividends	-	-
Less shares redeemed	-	-
Net increase	182,942.320	$1,646,385.12

NOTE 4: INVESTMENT TRANSACTIONS

Investments in securities involved gross purchases of $1,676,255.48 and gross sales of $0.00.

NOTE 5: FOREIGN CURRENCY

Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars. The conversion rates for any given day are the rates reported by Yahoo at the time of the most recent NAV calculation. The market values of assets and liabilities are translated at the rates on the April 28, 2000, the last trading day during the period ending April 30, 2000. Income, expenses, and other transactions are translated at the rates on the transaction date.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.